                        AMENDED AND RESTATED EMPLOYMENT AGREEMENT


         THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT is made this 28th day of May, 1999 and is effective as of the 31st day of December 1998, by and between Powerize.com, Inc., a Delaware corporation (the "Company"), and Mark Gaertner (the "Employee").

                            EXPLANATORY STATEMENT


         WHEREAS, the Company and the Employee had entered into an original employment agreement dated May 31, 1997 and now desire to amend and restate such original employment agreement in its entirety; and

         WHEREAS, the Company desires to employ the Employee on the terms and conditions herein set forth, and the Employee has agreed to accept employment with the Company on the terms and conditions herein set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual promises made herein, the parties agree as follows:

         1. EMPLOYMENT. The Company hereby employs the Employee as its President and Chief Operating Officer, and agrees to continue the Employee in that position (or in any other position approved by the Employee) during the term of this Agreement.

         2. TERM. This Agreement shall begin December 31, 1998 and shall continue until December 31, 2001. Thereafter, this Agreement shall renew automatically from year to year, subject to the right of either party to terminate this Agreement at any time during the initial term or during any renewal term upon sixty (60) days' prior written notice to the other party.

         3.   COMPENSATION.

         A. The Employee's compensation under this Agreement shall be as set forth in SCHEDULE A attached hereto and made a part hereof.

         B. Such salary shall be subject to normal periodic reviews based on the policies and practices of the Company.

         4. BONUSES; EQUITY PLANS. In addition to his salary, during the term of this Agreement, the Employee shall be entitled to participate in any bonus, stock and option plans, programs, arrangements and practices sponsored by the Company for the benefit of its employees serving in similar capacities with the Company (and/or its affiliates) as may be established from time to time by the Company for the benefit of such employees, in accordance with the terms of such plans, as amended by the Company from time to time. Bonuses will be paid to the Employee as described in Schedule A hereto when the Company achieves its revenues and earnings objectives and when the Employee satisfies reasonable performance standards set by management.

         5. OTHER BENEFITS. During the term of this Agreement, the Employee shall also be entitled to participate in or receive benefits under all of the Company's benefit plans, programs, arrangements and practices, including pension, disability, and group life, sickness, accident or health insurance programs, if any, as may be established from time to time by the Company for the benefit of employees serving in similar capacities with the Company (and/or its affiliates), in accordance with the terms of such plans, as amended by the Company from time to time; it being understood that there is no assurance with respect to the establishment of such plans or, if established, the continuation of such plans during the term of this Agreement.

         6.   DUTIES.

         A. During the term of this Agreement, the Employee shall serve as the President and Chief Operating Officer and shall have such powers and shall perform such duties as are incident and customary to his office, and shall perform such other additional duties and functions commensurate with such position as from time to time shall be assigned to him by the Company. Such duties shall include but not be limited to managing engineering, customer support and other staff, development and business functions as needed. The Employee shall perform such additional duties and functions without separate compensation, unless otherwise authorized by the Company.

         B. The Employee shall devote his full time, attention, skill, and energy to the performance of his duties under this Agreement, and shall comply with all reasonable requests of the Company; provided, however, that the Employee will be permitted to engage in and manage personal investments and to participate in community and charitable affairs, so long as such activities do not interfere with his duties under this Agreement.

         C. The Employee shall immediately notify the Company of (i) his own illness and consequent absence from work, or (ii) any intended significant change in his plans to work for the Company.

         7.   VACATION AND SICK LEAVE.

         A. The Employee shall be entitled to a total of three (3) weeks of vacation for each year in which he works at least 1,950 hours (including vacation hours) for the Company. Vacation leave shall accrue during the work year. Up to one (1) week of unused vacation time shall accumulate from year to year. The Employee may take his vacation at such time or times as shall not interfere with the performance of his duties under this Agreement.

         B. The Employee shall be entitled to paid sick leave and holidays in accordance with the Company's announced policy for employees, as in effect from time to time.

         8. EXPENSES. The Company shall reimburse the Employee for all reasonable expenses incurred in connection with his duties on behalf of the Company, provided that the Employee shall keep, and present to the Company, records and receipts relating to reimbursable expenses incurred by him. Such records and receipts shall be maintained and presented in a format, and with such regularity, as the Company reasonably may require in order to substantiate the Company's right to claim income tax deductions for such expenses. Without limiting the generality of the foregoing, the Employee shall be entitled to reimbursement for any business-related travel, business-related entertainment whether at his residence or otherwise, and other costs and expenses reasonably incident to the performance of his duties on behalf of the Company. Reimbursable business-related expenses incurred at the Employee's home will include telephone charges and out-of-pocket expenses but shall exclude office space reimbursement.

         9. TERMINATION OF EMPLOYMENT FOR CAUSE. Notwithstanding the provisions of Paragraph 2 of this Agreement, the Employee's employment (and all of his rights and benefits under this Agreement) shall terminate immediately and without further notice upon the happening of any one or more of the following events:

              A. The Employee has been or is guilty of (i) a criminal offense involving moral turpitude, (ii) criminal or dishonest conduct pertaining to the business or affairs of the Company (including, without limitation, fraud and misappropriation), (iii) any act or omission the intended or likely consequence of which is material injury to the Company's business, property or reputation, which act or omission continues uncured for a period of ten (10) days after the Employee has received written notice from the Board of Directors, and (iv) gross negligence or willful misconduct which continues uncured for a period of ten (10) days after the Employee has received written notice from the Board of Directors;

              B. The Employee persists, for a period of ten (10) days after written notice from the Board of Directors, in a course of conduct reasonably determined by the Board of Directors to be in material violation of his duties to the Company under this Agreement or otherwise in violation of the covenants, agreements or obligations under the terms of this Agreement;

              C.  The Employee's death; or

              D. The continuous and uninterrupted inability to perform the Employee's duties on behalf of the Company, by reason of accident, illness, or disease, for a period of sixty (60) days from the first day of such inability to perform his duties.

         Subsections A, B, C & D of this Section 9 are hereinafter referred to collectively and individually as "Cause". In the event of a termination for Cause, the Company shall pay the Employee his base salary through the effective date of the employment termination, and the Employee shall immediately thereafter forfeit all rights and benefits (other than vested benefits), including but not limited to any right to compensation pursuant to
Section 4 or 5 of this

          Agreement, he would otherwise have been entitled to receive under this Agreement. The Company and the Employee thereafter shall have no further obligations under this Agreement except as otherwise provided in Sections 12, 13 and 14 of this Agreement.

         10. CHANGE OF CONTROL; TERMINATION OF EMPLOYMENT BY THE COMPANY WITHOUT CAUSE. Notwithstanding the provisions of Section 2 of this Agreement, the Board of Directors may terminate the Employee's employment at any time, for reasons other than for Cause by notifying the Employee in writing of such termination. If (A) the Employee is terminated pursuant to this Section 10 for reasons other than for Cause, or (B) if a Change of Control (as defined below) occurs and, within two (2) years thereafter, the Employee is terminated without Cause, or the Employee's duties and responsibilities are materially changed and the Employee determines to terminate his employment, the Company shall pay the Employee, in a lump sum,
(i) an amount equal to two (2) year's worth of his base salary at the rate in effect immediately prior to the date of termination but, in the case of item
(B), less the amount of base salary the Employee has received since the Change of Control and (ii) the unpaid balance of any deferred compensation owed to the Employee. Employee shall immediately thereafter forfeit all rights and benefits (other than vested benefits), including but not limited to any right to compensation pursuant to Section 4 or 5 of this Agreement he would otherwise have been entitled to receive under this Agreement. Notwithstanding the foregoing, should the Board of Directors terminate the Employee without cause all unvested options shall immediately accelerate. The Company and the Employee thereafter shall have no further obligations under this Agreement except as otherwise provided in Sections 12, 13 and 14 of this Agreement.

         For purposes of this Agreement, a "CHANGE IN CONTROL" shall be deemed to have occurred if, in a single transaction or series of transactions,
(a) the Company merges or consolidates with another entity (other than an affiliated entity) and the Company is not the surviving entity, (b) the Company sells substantially all of its assets to any person (other than an to an affiliated entity) or (c) the Company sells more than fifty percent (50%) of its capital stock to another person or entity.

         11. TERMINATION OF EMPLOYMENT BY THE EMPLOYEE. Notwithstanding the provisions of Section 2 of this Agreement, the Employee may terminate this Agreement at any time by giving the Board of Directors written notice of his intent to terminate, delivered at least sixty (60) days prior to the effective date of such termination.

         Upon expiration of the sixty (60) day notice period (or such earlier date as may be approved by the Board of Directors), the termination by the Employee shall become effective. Upon the effective date the Employee shall immediately thereafter forfeit all rights and benefits (other than vested benefits), including but not limited to any right to compensation pursuant to
Section 4 or 5 of this Agreement, he would otherwise have been entitled to receive under this Agreement. The Company and the Employee thereafter shall have no further obligations under this Agreement except as otherwise provided in Sections 12, 13 and 14 of this Agreement.

         This Section 11 shall not apply to a termination by the Employee following a Changer of Control, as described in Section 10.

         12. NON-COMPETITION. The Employee and the Company recognize that due to the nature of his employment, and his relationship with the Company, the Employee has had and will have access to, and has acquired and will acquire, and has assisted and will assist in developing, confidential and proprietary information relating to the business and operations of the Company including, without limitation, information with respect to its present and prospective services, technologies, systems, clients, customers, agents, and sales and marketing methods. The Employee acknowledges that such information has been and will be of central importance to the Company's business and that disclosure of it to or its use by others could cause substantial loss to the Company. The Employee and the Company also recognize that an important part of the Employee's duties will be to develop good will for the Company through his personal contact with the Company's clients, and that there is a danger that this good will, a proprietary asset of the Company, may follow the Employee if and when his relationship with the Company is terminated.

                  A. The Employee agrees that, during the term of his employment with the Company, and for a period of one (1) year after the termination of his employment for any reason whatsoever (including the non-renewal of this Agreement by either party):

                           (i)    The Employee will not directly or
                  indirectly, in any jurisdiction where the Company is operating on the date of such termination, whether as a partner, proprietor, employee, consultant, agent or otherwise, participate or engage in any business that competes with, restricts, or interferes with the business of the Company including but not limited to working with any of the following companies without the prior written consent of the Company:

                           a.     Northern Light

                           b.     dowjones.com

                           c.     office.com

                           d.     Lexis Nexis

                           e.     Hoovers

                           f.     Excite

                           (ii)   The Employee will not directly or
                  indirectly (for his own account, or for the account of others) interfere with, solicit, or accept for himself, his benefit, or for anyone other than the Company, any of the clients or customers of the Company, at the time of said termination, or any potential clients or customers solicited or being solicited by the

                  Company at the time of such termination or within the period one (1) year prior thereto, or perform any services of any competitive nature in connection with said clients or customers for anyone other than the Company.

                           (iii) The Employee further agrees that he shall not, at any time, directly or indirectly, urge any client (or customer) or potential client (or potential customer) of the Company to discontinue business, in whole or in part, or not to do business, with the Company.

                           (vi) The Employee further agrees that he shall not, at any time, directly or indirectly, solicit, hire or arrange to hire any person who at the time of such hire or within six (6) months prior to the time of such hire was an employee of the Company, or for himself or for any business entity with which he may be, or may be planning to be, affiliated or associated with, or otherwise interfere with the retention of employees that the Company desires to retain as such.

                  B. The Employee expressly acknowledges and agrees (i) that the restrictions set forth herein are reasonable, in terms of scope, duration, geographic area, and otherwise, (ii) that the protections afforded to the Company hereunder are necessary to protect its legitimate business interests, and (iii) that the agreement to observe such restrictions form a material part of the consideration for this Agreement and the Employee's employment by the Company.

         13. OWNERSHIP OF INFORMATION, IDEAS AND PRODUCTS. The Employee agrees that, during the term of his employment with the Company, any invention, modification, discovery, design, development, improvement, process, software program, work of authorship, documentation, formula, data, technique, know-how, secret or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright or similar statutes or subject to analogous protection) (herein called "DEVELOPMENTS") that he develops or conceives, individually or in conjunction with others, shall be and remain the sole and exclusive property of the Company and that immediately upon the termination of his employment he shall deliver all of the foregoing, and all copies or reproductions thereof, to the Company, at its main office. If at any time or times during his employment with the Company the Employee shall (either alone or with others) make, conceive, discover or reduce to practice any Development that
(a) relates to the business of the Company or any customer of or supplier to the Company or any of the products or services being developed, manufactured or sold or developed by the Company or which may be used in relation therewith, (b) results from tasks assigned to the Employee by the Company or
(c) results from the use of premises or personal property (whether tangible or intangible) owned, leased or contracted for by the Company, such Developments and the benefits thereof shall immediately become the sole and absolute property of the Company and its assigns, and the Employee shall promptly disclose to the Company (or any persons designated by it) each such Development and hereby assign any rights Employee may have or acquire in the Developments and benefits and/or rights resulting therefrom to the Company and its assigns without further compensation and shall communicate, without cost or delay, and without publishing the same, all available information relating thereto (with all necessary plans and models) to the Company.

          Upon disclosure of each Development to the Company, Employee will, during his employment and at any time thereafter, at the request and cost of the Company, sign, execute, make and do all such deeds, documents, acts and things as the Company and its duly authorized agents may reasonably require:

              (a) to apply for, obtain and vest in the name of the Company alone (unless the Company otherwise directs) letters patent, copyrights or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same; and

              (b) to defend any opposition proceedings in respect of such applications and any opposition proceedings or petitions or applications for evocation of such letters patent, copyright or other analogous protection.

    If the Company is unable, after reasonable effort, to secure Employee's signature on any letters, patent, copyright or other analogous protection relating to a Development, whether because of his physical or mental incapacity or for any other reason whatsoever, Employee hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as his agent and attorney-in-fact, to act for and in my behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or other analogous protection thereon with the same legal force and effect as if executed by Employee.

    14. CONFIDENTIAL INFORMATION. The Employee agrees that, during the term of his employment with the Company, and for a period of two (2) years after the termination of his employment for any reason whatsoever, he shall not disclose to any person or use the same in any way in direct or indirect competition with the Company, other than in the discharge of his duties under this Agreement in connection with the business of the Company, any trade secrets or confidential or proprietary information of the Company, including, without limitation, any information or knowledge relating to (i) trade secrets, inventions, products, designs, methods, know-how, techniques, systems, processes, software programs, works of authorship, projects, plans, proposals, business, finances, operations or internal structure of the Company, (ii) the clients (or customers) or potential clients (or potential customers) of the Company, (iii) any method and/or procedure (such as records, programs, systems, correspondence, or other documents), relating or pertaining to the foregoing, or (iv) the Company's business, which information or knowledge the Employee shall have obtained during the term of this Agreement. Further, upon leaving the employ of the Company for any reason whatsoever, the Employee shall not take with him, without prior written consent of the Company, any documents, forms, or other reproductions of any data or any information relating to or pertaining to the Company, any clients (or customers) or potential clients (or potential customers) of the Company, or any other confidential information or trade secrets.

    15. ENTIRE AGREEMENT; AMENDMENTS, OTHER AGREEMENTS. This Agreement contains the entire understanding of the Employee and the Company with respect to employment of the Employee and supersedes any and all prior understandings, written or oral. This Agreement may not be amended, waived, discharged or terminated orally, but only by an instrument in writing executed by the Company and the Employee.

    16.  MISCELLANEOUS.

         A. Any notices required by this Agreement shall (i) be made in writing and mailed by certified mail, return receipt requested, with adequate postage prepaid; (ii) be deemed given when so mailed; (iii) be deemed received by the addressee within ten (10) days after given or when the certified mail receipt for such mail is executed, whichever if earlier; and
(iv) in the case of the Company, be mailed to its principal office, or in the case of the Employee, be mailed to the last address that the Employee has given to the Company.

         B. This Agreement shall be binding upon and inure to the benefit of, the parties, their successors, assigns, personal representatives, distributees, heirs, and legatees.

         C. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without giving effect to the principles of conflicts of law thereof. For the purpose of expediting the resolution of any such claim or dispute, the parties hereby waive trial by jury.

         D. Any failure by the Company to insist upon strict compliance with any term or provision of this Agreement, to exercise any option, to enforce any right, or to seek any remedy upon any breach by the Employee shall not affect, or constitute a waiver of, the Company's right to insist upon such strict compliance, exercise such option, enforce such right, or seek such remedy with respect to such breach or any prior, contemporaneous, or subsequent breach. No custom or practice of the Company at variance with any provision of this Agreement shall affect or constitute a waiver of, the Company's right to demand strict compliance with all provisions of this Agreement.

         E. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be deemed severable from the remainder of this Agreement, and the remaining provisions contained in this Agreement shall be construed to preserve to the maximum permissible extent the intent and purposes of this Agreement. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         F. In the event that the Employee violates the provisions of Sections 12, 13 or 14 above, upon notice from the Company informing him of the nature of such violation, the

Employee shall immediately terminate any actions which constitute such violation. The existence of this right shall not preclude any other rights and remedies at law or in equity which the Company may have.

         G. It is recognized that damages in the event of breach of any provision of Sections 12, 13 or 14 above by the Employee would be difficult, if not impossible, to ascertain, and it is therefore agreed that the Company, in addition to and without limiting any other remedy or right it may have, shall have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach; and the Employee hereby waives any and all defenses he may have on the ground of the lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right shall not preclude any other rights and remedies at law or in equity which the Company may have.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first hereinabove written.

ATTEST:                                        POWERIZE.COM, INC.



/s/ Ted S. Bagheri                             By:  /s/ Edwin R. Addison
--------------------------                        ----------------------------
Ted S. Bagheri                                    Edwin R. Addison
Executive Vice President and                      Chief Executive Officer
 Chief Financial Officer


WITNESS:                                       EMPLOYEE:



/s/ Ted S. Bagheri                             /s/ Mark Gaertner
--------------------------                        ----------------------------

                                   SCHEDULE A

                                  COMPENSATION

MARK GAERTNER, PRESIDENT AND CHIEF OPERATING OFFICER


                                                                     ANNUAL BONUS
                                                                     ------------
                TIME PERIOD             SALARY PER MONTH             ELIGIBILITY*
                -----------             ----------------             ------------

     January 1, 1999 and thereafter         $12,500                     $75,000
                (full time)


* Annual Bonus Eligibility represents amount payable if the Company meets its revenue budget and the Employee achieves certain objectives established by the Company. Annual Bonus will be paid 25% each fiscal quarter in which results are achieved.